                                 EXHIBIT INDEX


EXHIBIT
NUMBER                          DESCRIPTION
-------                         -----------
  1                     Joint Acquisition Statement


                                   EXHIBIT 1

                          JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-1(f)1

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


                                    /s/ ROBERT ALPERT
                                    Robert Alpert, as
                                    President of Danro Corporation.

                                    /s/ ROBERT ALPERT
                                    Robert Alpert, as
                                    President of Danro Corporation as
                                    Managing General Partner of
                                    Wildwood Capital Company

                                    /s/ ROBERT ALPERT
                                    Robert Alpert, as
                                    President of Danro Corporation as
                                    Managing General Partner of
                                    Markus Ventures, L.P.

                                    /s/ ROBERT ALPERT
                                    Robert Alpert, as
                                    President of Danro Corporation as
                                    Managing General Partner of
                                    James Ventures, L.P.

                                    /s/MARK RILEY
                                    Mark Riley, as
                                    President of Markus Investments, Inc.

                                    /s/MARK RILEY
                                    Mark Riley, as
                                    Trustee of the Roman Merker Trust

                                    /s/MARK RILEY
                                    Mark Riley, as
                                    Trustee of the Daniel Alpert Trust

                                    /s/ ROBERT ALPERT
                                    Robert Alpert

                                    /s/MARK RILEY
                                    Mark Riley

                                    /s/GLADYS ALPERT
                                    Gladys Alpert